                                                                     EXHIBIT 3.1

                       THE COMMONWEALTH OF MASSACHUSETTS

                               JOHN F. X. DAVOREN

                         Secretary of the Commonwealth
                                  STATE HOUSE
                              BOSTON, MASS.  02133

                            ARTICLES OF ORGANIZATION
                             (Under G.L. Ch. 156B)
                                 Incorporators

      NAME                                             POST OFFICE ADDRESS
      ----

Include given name in full in case of natural persons; in case of a corporation, give state of incorporation.


Lee E. Anderson                                 100 Federal Street, 35th Floor
                                                Boston, Massachusetts  02110


     The above-named incorporator(s) do hereby associate (themselves) with the intention of forming a corporation under the provisions of General Laws, Chapter 156B and hereby state(s):

  1.     The name by which the corporation shall be known is:

         LTX Corporation

  2.     The purposes for which the corporation is formed are as follows:

         To engage in the business of manufacturing and selling electronic test equipment and other electronic equipment, and in general to carry on any business permitted to corporations under Chapter 156B of the General Laws as now in effect or as hereafter amended, or any successor provision to such Chapter.


NOTE: If provisions for which the space provided under Articles 2, 4, 5 and 6 is not sufficient, additions should be set out on continuation sheets to be numbered 2A, 2B, etc. Indicate under each Article where the provision is set out. Continuation sheets shall be on 8 1/2" x 11" paper and must have a left-hand margin 1 inch wide for binding. Only one side should be used.

 3. The total number of shares and the par value, if any, of each class of stock which the corporation is authorized is as follows:

--------------------------------------------------------------------------------
                      WITHOUT PAR VALUE               WITH PAR VALUE
   CLASS OF STOCK     ----------------------------------------------------------
                      NUMBER OF SHARES      NUMBER OF SHARES    PAR     AMOUNT
                                                               VALUE
--------------------------------------------------------------------------------
     Preferred                                                         $
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Common                  --             250,000            $1       250,000
--------------------------------------------------------------------------------

*4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:

           None.


*5. The restrictions, if any, imposed by the Articles of Organization upon the transfer of shares of stock of any class are as follows:

           None.


*6. Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

           Meetings of the Stockholders may be held anywhere within the United States. The Directors may amend, add to or repeal the By-laws, in whole or in part, except with respect to any provision thereof which by law or the By-laws requires action by the Stockholders. The corporation may be a partner in any business enterprise which the corporation would have the power to conduct by itself.

7. By-laws of the corporation have been duly adopted and the initial directors, president, treasurer and clerk, whose names are set out below, have been duly elected.

8. The effective date of organization of the corporation shall be the date of filing with the Secretary of the Commonwealth or if later date is desired, specify date (not more than 30 days after date of filing).

9. The following information shall not for any purpose be treated as a permanent part of the Articles of Organization of the corporation.

    a. The post office address of the initial principal office of the corporation in Massachusetts is:

        160 Charlemont St., Newton Highlands, Massachusetts  02161

    b. The name, residence, and post office address of each of the initial directors and following officers of the corporation are as follows:

                    NAME                  RESIDENCE             POST OFFICE ADDRESS

President:   Graham C. C. Miller       29 Pleasant St.          160 Charlemont St.
                                       Sinatick, MA  01760      Newton Highlands, MA  02161

----------   -------------------       --------------------     ---------------------------
Treasurer:   Graham C. C. Miller       29 Pleasant St.          160 Charlemont St.
                                       Sinatick, MA  01760      Newton Highlands, MA  02161


----------   -------------------       --------------------     ---------------------------
Clerk:       Philip E. Perkins         76 Powers St.            160 Charlemont St.
                                       Needham, MA  02192       Newton Highlands, MA  02161

----------   -------------------       --------------------     ---------------------------
Directors:   Graham C. C. Miller       29 Pleasant St.          160 Charlemont St.
                                       Sinatick, MA  01760      Newton Highlands, MA  02161

             Philip E. Perkins         76 Powers St.            160 Charlemont St.
                                       Needham, MA  02192       Newton Highlands, MA  02161

             Meira Max                 95 Welland Rd.           160 Charlemont St.
                                       Brookline, MA  02146     Newton Highlands, MA  02161



    c. The date initially adopted on which the corporation's fiscal year ends is:

            July 31.


    d. The date initially fixed in the by-laws for the annual meeting of stockholders of the corporation is:

            Third Tuesday in October.


    e. The name and business address of the resident agent, if any, of the corporation is:

            Not applicable.


       IN WITNESS WHEREOF and under the penalties of perjury the above-named INCORPORATOR(S) sign(s) these Articles of Organization this 2nd day of August 1976.


                              /s/ Lee E. Anderson
                              -------------------------------------------------
                              Lee E. Anderson, Sole Incorporator

                              -------------------------------------------------

                              -------------------------------------------------

      The signature of each incorporator which is not a natural person must be by an individual who shall show the capacity in which he acts and by signing shall represent under the penalties of perjury that he is duly authorized on its behalf to sign these Articles of Organization.

RECEIVED

AUG 3, 1976

CORPORATION DIVISION
SECRETARY'S OFFICE


                       THE COMMONWEALTH OF MASSACHUSETTS


                            ARTICLES OF ORGANIZATION
                     GENERAL LAWS, CHAPTER 156B, SECTION 12


================================================================================

          I hereby certify that, upon an examination of the within-written articles of organization, duly submitted to me, it appears that the provisions of the General Laws relative to the organization of corporations have been complied with, and I hereby approve said articles; and the filing fee in the amount of $25.00 having been paid, said articles are deemed to have been filed with me this 3rd day of August 1976.


Effective date
                                                  PAUL GUZZI
                                                 Secretary of the Commonwealth


                         TO BE FILLED IN BY CORPORATION
               PHOTOCOPY OF ARTICLES OF ORGANIZATION TO BE SENT

               TO:   Lee E. Anderson
                     Bingham, Dana & Gould
               -------------------------------------------------
                     100 Federal Street
               -------------------------------------------------
                     Boston, MA  02110
               -------------------------------------------------

               Telephone     357-9300
                        ----------------------------------------


     FILING FEE: 1/20 of 1% of the total amount of the authorized capital stock with par value, and one cent a share for all authorized shares without par value, but not less than $125. General Laws, Chapter 156B. Shares of stock with a par value of less than one dollar shall be deemed to have par value of one dollar per share.

                                                 Copy Mailed    AUG 12, 1976

                       THE COMMONWEALTH OF MASSACHUSETTS

                            MICHAEL JOSEPH CONNOLLY

                         Secretary of the Commonwealth
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108


                                                          FEDERAL IDENTIFICATION
                                                          NO. 04-2594045

                             ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72

     This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                ----------------

We,   Graham C. C. Miller                        , President and
      Philip E. Perkins                               , Clerk of


                                LTX Corporation
--------------------------------------------------------------------------------
                             (Name of Corporation)

located at   160 Charlemont Street, Newton Highlands, Newton
           ---------------------------------------------------------------------

do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on July 27, 1979, by vote of

  17,078      shares of   Common         out of    23,779    shares outstanding,
-------------           ----------------        ------------
                        (Class of Stock)


                   being at least a majority of each class outstanding and entitled to vote thereon:


         The following vote was adopted:

That the authorized capital stock of the corporation is hereby changed from 250,000 shares of common stock, par value $1.00 per share, to 1,000,000 shares of common stock, par value $.05 per share, and that each outstanding share of common stock, par value $1.00 per share, is hereby split into 20 shares of common stock, par value $.05 per share, and that the officers of this corporation are authorized to take such actions as they or any of them, acting singly, may consider appropriate for the purpose of implementing the increase in capital and the stock split contemplated by this vote.


      (1)  For amendments adopted pursuant to Chapter 156B, Section 70.
      (2)  For amendments adopted pursuant to Chapter 156B, Section 71.

NOTE: Amendments for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets shall be on 8 1/2" wide x 11" high paper and must have a left-hand margin 1 inch wide for binding. Only one side should be used.

FOR INCREASE IN CAPITAL FILL IN THE FOLLOWING:

                                                                 (               shares preferred )
                                                                 ( -------------                  )  with par value
                                                                 (   250,000     shares common    )
The total amount of capital stock already authorized is          ( -------------
                                                                 (               shares preferred )
                                                                 ( -------------                  )  without par value
                                                                 (               shares common    )
                                                                 ( -------------                  )


                                                                 (               shares preferred )
                                                                 ( -------------                  )  with par value
                                                                 (   750,000     shares common    )
The amount of additional capital stock authorized is             ( -------------
                                                                 (               shares preferred )
                                                                 ( -------------                  )  without par value
                                                                 (               shares common    )
                                                                 ( -------------                  )

      The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 31st day of July, in the year 1979.

                     /s/ Graham C. C. Miller              President
--------------------------------------------------------
                         Graham C. C. Miller

                     /s/ Philip E. Perkins                Clerk
--------------------------------------------------------
                         Philip E. Perkins

RECEIVED

AUG 8 1979

CORPORATION DIVISION
SECRETARY'S OFFICE


                       THE COMMONWEALTH OF MASSACHUSETTS


                            ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

     I hereby approve the within articles of amendment and, the filing fee in the amount of $375.00 having been paid, said articles are deemed to have been filed with me this 8th day of August, 1979.



                                        /s/ MICHAEL JOSEPH CONNOLLY

                                            MICHAEL JOSEPH CONNOLLY
                                         Secretary of the Commonwealth
                                           State House, Boston, Mass.


                      TO BE FILLED IN BY CORPORATION
                    PHOTO COPY OF AMENDMENT TO BE SENT

               TO:
                           Richard M. Harter, Esq.
                           Bingham, Dana & Gould
               -------------------------------------------------
                           100 Federal Street
               -------------------------------------------------
                           Boston, MA 02110
               -------------------------------------------------

               Telephone   357-9300
                        ----------------------------------------


                            Copy Mailed AUG 21 1979

                       THE COMMONWEALTH OF MASSACHUSETTS

                            MICHAEL JOSEPH CONNOLLY

                               Secretary of State

                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                                                          FEDERAL IDENTIFICATION
                                                          NO. 04-2594045

                             ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72

     This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                ----------------

                      We,  Graham C. C. Miller, President and
                      Richard G. Tennant, Assistant Clerk of

                                LTX CORPORATION
--------------------------------------------------------------------------------
                             (Name of Corporation)

located at  160 Charlemont Street, Newton Highlands, Newton
           ---------------------------------------------------------------------

---------  do hereby certify that the following amendment to the articles of
Name       organization of the corporation was duly adopted at a meeting held on
Approved   May 29, 1981, by vote of

  317,100 shares of Common out of 443,100 shares outstanding,
  -------                         -------
                (Class of Stock)

              being at least a majority of each class outstanding and entitled to vote thereon:

The following vote was adopted:

C  / /    VOTED:  That the present total number of the authorized shares at a
P  / /            par value $.05 per share be increasedfrom 1,000,000 to
M  / /            5,000,000 shares at a par value of $.05 per share.

             (1)  For amendments adopted pursuant to Chapter 156B, Section 70.
             (2)  For amendments adopted pursuant to Chapter 156B, Section 71.


          Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11
-------   sheets of paper leaving a left hand margin of at least 1 inch for
 P.C. binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

FOR INCREASE IN CAPITAL FILL IN THE FOLLOWING:

                                                              (               shares preferred )
                                                              ( -------------                  )  with par value
                                                              (   1,000,000   shares common    )
                                                              ( -------------
The total amount of capital stock already authorized is       (               shares preferred )
                                                              ( -------------                  )  without par value
                                                              (               shares common    )
                                                              ( -------------


                                                              (               shares preferred )
                                                              ( -------------                  )  with par value
                                                              (   4,000,000   shares common    )
                                                              ( -------------
The amount of additional capital stock authorized is          (               shares preferred )
                                                              ( -------------                  )  without par value
                                                              (               shares common    )
                                                              ( -------------



      The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The
General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 23rd day of June, in the year 1981.

                           /s/ GRAHAM C. C. MILLER               President
                           -----------------------
                           Graham C. C. Miller

                           /s/ RICHARD G. TENNANT                Assistant Clerk
                           -----------------------
                           Richard G. Tennant

RECEIVED

JUN 25 1981

SECRETARY OF STATE
CORPORATION DIVISION

                       THE COMMONWEALTH OF MASSACHUSETTS


                            ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

     I hereby approve the within articles of amendment and, the filing fee in the amount of $2,000.00 having been paid, said articles are deemed to have been filed with me this 25th day of June, 1981.

                                            /S/ MICHAEL JOSEPH CONNOLLY
                                            ---------------------------
                                                MICHAEL JOSEPH CONNOLLY
                                                Secretary of State


                         TO BE FILLED IN BY CORPORATION
                       PHOTO COPY OF AMENDMENT TO BE SENT

               TO:
                           Roger Joseph, Esq.
                           Bingham, Dana & Gould
               -------------------------------------------------
                           100 Federal Street
               -------------------------------------------------
                           Boston, MA 02110
               -------------------------------------------------

               Telephone   357-9300
                        ----------------------------------------


                                         Copy Mailed JUL 14, 1981

                       THE COMMONWEALTH OF MASSACHUSETTS

                            MICHAEL JOSEPH CONNOLLY

                               Secretary of State
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                                                          FEDERAL IDENTIFICATION
                                                          NO. 04-2594045

                             ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72

     This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                ----------------

We,  Graham C. C. Miller,  President and
     Richard G. Tennant, Assistant Clerk of

                                LTX CORPORATION
--------------------------------------------------------------------------------
                             (Name of Corporation)

located at  145 University Avenue, Westwood, MA  02090
           ---------------------------------------------------------------------

---------  do hereby certify that the following amendment to the articles of
Name       organization of the corporation was duly adopted at a meeting held on
Approved   November 24th, 1981, by vote of

  2,166,740  shares of Common Stock out of 2,720,620  shares outstanding,
-------------           ----------------        ------------
                        (Class of Stock)

              being at least a majority of each class outstanding and entitled to vote thereon:

C  / /         VOTED:  That the increasing of the authorized capital stock of
P  / /                 the Corporation from 5,000,000 shares of common stock,
M  / /                 par value $.05 per share, to 15,000,000 shares of
                       common stock, par value $.05 per share, be and hereby is ratified, confirmed and approved.

              (1)  For amendments adopted pursuant to Chapter 156B, Section 70.
              (2)  For amendments adopted pursuant to Chapter 156B, Section 71.


          Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11
-------   sheets of paper leaving a left hand margin of at least 1 inch for
 P.C. binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

FOR INCREASE IN CAPITAL FILL IN THE FOLLOWING:

                                                              (               shares preferred )
                                                              ( -------------                  )  with par value
                                                              (   5,000,000   shares common    )
                                                              ( -------------
The total amount of capital stock already authorized is       (               shares preferred )
                                                              ( -------------                  )  without par value
                                                              (               shares common    )
                                                              ( -------------


                                                              (               shares preferred )
                                                              ( -------------                  )  with par value
                                                              (  10,000,000   shares common    )
                                                              ( -------------
The amount of additional capital stock authorized is          (               shares preferred )
                                                              ( -------------                  )  without par value
                                                              (               shares common    )
                                                              ( -------------


      The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The
General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this seventeenth day of December, in the year 1981.

                           /s/ GRAHAM C. C. MILLER               President
                           -----------------------
                           Graham C. C. Miller

                           /s/ RICHARD G. TENNANT                Assistant Clerk
                           -----------------------
                           Richard G. Tennant

RECEIVED

DEC. 1, 1981
SECRETARY OF STATE
CORPORATION DIVISION


                       THE COMMONWEALTH OF MASSACHUSETTS


                            ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

     I hereby approve the within articles of amendment and, the filing fee in the amount of $5,000.00 having been paid, said articles are deemed to have been filed with me this 21st day of December, 1981.

                                            /s/ MICHAEL JOSEPH CONNOLLY
                                            ---------------------------
                                              Michael Joseph Connolly
                                                Secretary of State


                         TO BE FILLED IN BY CORPORATION
                       PHOTO COPY OF AMENDMENT TO BE SENT

               TO:
                           Carol P. Lynch
                           BINGHAM, DANA & GOULD
               -------------------------------------------------
                           100 Federal Street
               -------------------------------------------------
                           Boston, MA 02110
               -------------------------------------------------

               Telephone   (617) 357-9300
                        ----------------------------------------


                                                     Copy Mailed

                       THE COMMONWEALTH OF MASSACHUSETTS
                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE

                                                          FEDERAL IDENTIFICATION
                                                          NO.      04-2594045
                                                              ------------------

                       MICHAEL JOSEPH CONNOLLY, Secretary
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                             ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72

     This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                ----------------

We,  Graham C.C. Miller, President and Richard M. Harter, Clerk of

                                LTX Corporation
--------------------------------------------------------------------------------
                             (Name of Corporation)

located at  LTX Park at University Avenue, Westwood, MA  02090
           ---------------------------------------------------------------------

           do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on December 11, 1984, by vote of

  6,175,198   shares of  Common Stock    out of   7,759,222  shares outstanding,
-------------           ----------------        ------------
                        (Class of Stock)


being at least a majority of each class outstanding and entitled to vote thereon:(1)

VOTED: That Section 3 of the Corporation's Articles of Organization be hereby amended to read in its entirety as follows:

              3. The total number of shares and the par value, if any, of each class of stock which the Corporation is authorized is as follows:

              (1)  For amendments adopted pursuant to Chapter 156B, Section 70.
              (2)  For amendments adopted pursuant to Chapter 156B, Section 71.


          Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:

                        NO PAR VALUE            WITH PAR VALUE           PAR
KIND OF STOCK         NUMBER OF SHARES         NUMBER OF SHARES         VALUE
-------------         ----------------         ----------------         -----
   COMMON                   NONE                  15,000,000            $.05

  PREFERRED                 NONE                     NONE                  -

CHANGE the total to:


                        NO PAR VALUE            WITH PAR VALUE           PAR
KIND OF STOCK         NUMBER OF SHARES         NUMBER OF SHARES         VALUE
-------------         ----------------         ----------------         -----
   COMMON                   NONE                  25,000,000            $.05

  PREFERRED                 NONE                     NONE                  -


        Without Par Value                             With Par Value
        -----------------                             --------------
Class of Stock     No. of Shares       No. of Shares     Par Value      Amount
--------------     -------------       -------------     ---------      ------
  Preferred            None                None

  Common               None             25,000,000         $.05       $1,250,000


      The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The
General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our
names this             day of August, in the year 1985

                           /s/ GRAHAM C. C. MILLER               President
                           -----------------------
                           Graham C. C. Miller

                                                                 Clerk
                           -----------------------
                           Richard M. Harter

                                LTX CORPORATION


     The undersigned certifies that he is the Secretary of LTX Corporation, a corporation organized and existing under the laws of the Commonwealth of Massachusetts; that the December 11, 1984 vote by holders of at least a majority of the Common Stock of the Corporation to increase its total number of shares to 25,000,000 is hereby certified and set forth in Articles of Amendment as attached hereto for filing with the Office of the Secretary of the Commonwealth of Massachusetts.

     IN WITNESS HEREOF, I hereto set my hand and affix the seal of said corporation this 8th day of November, 1985.


                                            /s/ Richard M. Harter
                                            ---------------------
                                            Richard M. Harter
                                            Secretary

SECRETARY OF THE
COMMONWEALTH

1985 NOV 12 PM 3:31

CORPORATION DIVISION


                       THE COMMONWEALTH OF MASSACHUSETTS


                            ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

     I hereby approve the within articles of amendment and, the filing fee in the amount of $5,000.00 having been paid, said articles are deemed to have been filed with me this 12th day of November, 1985.


                                       /s/  MICHAEL JOSEPH CONNOLLY
                                       -----------------------------
                                            Michael Joseph Connolly
                                              Secretary of State


                         TO BE FILLED IN BY CORPORATION

               PHOTO COPY OF AMENDMENT TO BE SENT
               TO:
                           Janice M. Duffy, Esq.
               -------------------------------------------------
                           Bingham, Dana & Gould
               -------------------------------------------------
                           100 Federal Street, Boston, MA 02110
               -------------------------------------------------

               Telephone   (617) 357-9300
                        ----------------------------------------


                                                     Copy Mailed

                       THE COMMONWEALTH OF MASSACHUSETTS
                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE

                                                          FEDERAL IDENTIFICATION
                                                          NO.  04-2594045
                                                               -----------------
                       MICHAEL JOSEPH CONNOLLY, Secretary

                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                             ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72

     This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                ----------------

We, Graham C.C. Miller                            , President and
    Richard M. Harter                                 , Clerk of

                                LTX Corporation
--------------------------------------------------------------------------------
                             (Name of Corporation)

located at LTX Park at University Avenue, Westwood, Massachusetts 02090
           ---------------------------------------------------------------------

do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on December 8, 1987, by vote of

7,891,255     shares of Common Stock     out of 9,509,053    shares outstanding,
-------------           ----------------        ------------
                        (Class of Stock)

              being at least a majority of each class outstanding and entitled to vote thereon:(1)

      (1)  For amendments adopted pursuant to Chapter 156B, Section 70.


          Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

To amend Article 6 of the Articles of Organization by adding the following provision:

      "No director shall be personally liable to the corporation or any of its stockholders for monetary damages for any breach of fiduciary duty as a director not withstanding any provision of law imposing such liability; provided, however, that this provision shall not eliminate or limit the liability of a director for (i) any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) authorizing distributions to stockholders in violation of the corporation's Articles of Organization or which render the corporation insolvent or bankrupt, and approving loans to officers or directors of the corporation which are not repaid and which were not approved or ratified by a majority of disinterested directors or stockholders, or (iv) any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of such amendment."

      The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The
General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 31st day of March, in the year 1988.

                           /s/ Graham C.C. Miller               President
                           -----------------------
                           Graham C.C. Miller

                           /s/ Richard M. Harter                 Clerk
                           -----------------------
                           Richard M. Harter

                       THE COMMONWEALTH OF MASSACHUSETTS


                             ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)

                I hereby approve the within articles of amendment and, the filing fee in the amount of $75.00 having been paid, said articles are deemed to have been filed with me this 8th day of April, 1988.


                                                 /s/ MICHAEL J. CONNOLLY
                                                 -----------------------
                                                 MICHAEL JOSEPH CONNOLLY
                                                    Secretary of State


               TO BE FILLED IN BY CORPORATION
               PHOTO COPY OF AMENDMENT TO BE SENT

               TO:  Richard M. Harter, Esquire
                    Bingham, Dana & Gould
               -------------------------------------------------
                    100 Federal Street
               -------------------------------------------------
                    Boston, Massachusetts  02110
               -------------------------------------------------

               Telephone  (617) 348-8000
                        ----------------------------------------

                       THE COMMONWEALTH OF MASSACHUSETTS

                            MICHAEL JOSEPH CONNOLLY
                               Secretary of State
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                                                          FEDERAL IDENTIFICATION
                                                          NO. 04-2594045
                                                             -------------------

                   CERTIFICATE OF CHANGE OF PRINCIPAL OFFICE

                     General Laws, Chapter 156B, Section 14

          I, John J. Arcari, Assistant Clerk, of
             --------------

                                LTX Corporation
--------------------------------------------------------------------------------
                             (Name of Corporation)

previously having its principal office at
                                         ---------------------------------------
                                                  (Post Office Address)

              145 University Avenue, Westwood, Massachusetts 02090
--------------------------------------------------------------------------------
                       (Number and Street, City or Town)

do hereby certify that pursuant to General Laws, Chapter 156B, Section 14, the directors of said corporation have changed the principal office of the corporation to

--------------------------------------------------------------------------------
                             (Post Office Address)

          LTX Park at University Avenue, Westwood, Massachusetts 02090
--------------------------------------------------------------------------------
                       (Number and Street, City or Town)

SUBSCRIBED THIS 10th day of August 1990, UNDER PENALTIES OF PERJURY.


                                 SIGNATURE  /s/ JOHN J. ARCARI,
                                           --------------------
                                           Assistant Clerk


Form CD 14,

                       THE COMMONWEALTH OF MASSACHUSETTS

                                                          FEDERAL IDENTIFICATION
                                                          NO. 04-2594045
                                                             -------------------

                            MICHAEL JOSEPH CONNOLLY
                               Secretary of State
                              ONE ASHBURTON PLACE
                              BOSTON, MASS. 02108

                                  ARTICLES OF
                  MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
               PURSUANT TO GENERAL LAWS, CHAPTER 156B, SECTION 82


The fee for filing this certificate is prescribed by General Laws, Chapter 156B,
     Section 114.  Make check payable to the Commonwealth of Massachusetts.

                                   *  *  *  *

     We, Graham C.C. Miller and Richard M. Harter, President* and Clerk* of
         ----------------------------------------

                                LTX Corporation
--------------------------------------------------------------------------------
                              name of corporation

organized under the laws of Massachusetts and herein called the parent corporation, do hereby certify as follows:

     1. That the subsidiary corporation(s) to be merged into the parent corporations are is as follows:


                                            State of                Date of
        Name                              Organization            Organization

Trillium Corporation                        Delaware            October 17, 19$$


     2. That the parent corporation owns at least ninety per cent of the outstanding shares of each class of the stock of each subsidiary corporation to be merged into the parent corporation.

     3. That in the case of each of the above-named corporations the laws of the state of its organization, if other than Massachusetts, permit the merger herein provided for and that all action required under the laws of each such state in connection with this merger has been duly taken. (If all the corporations are organized under the laws of Massachusetts and if General Laws, Chapter 156B is applicable to them, then Paragraph 3 may be deleted.)

*Delete the inapplicable words. In case the parent corporation is organized under the laws of a state other than Massachusetts these articles are to be signed by officers having corresponding powers and duties.

     4. That at a meeting of the directors of the parent corporation the following vote, pursuant to Subsection (a) of General Laws, Chapter 156B,
Section 82, was duly adopted:

     VOTED: That this Corporation hereby merges into itself Trillium Corporation, a Delaware corporation, and assumes all of the obligations of Trillium Corporation.

     VOTED: That the officers of this corporation hereby are directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge into itself Trillium Corporation, and the date of the adoption thereof, and to cause the same to be filed with the Secretaries of State of Delaware and Massachusetts and a certified copy recorded in the office of the Recorder of Deeds of New Castle County, Delaware, and do all acts and things whatsoever, whether within or without the State of Delaware and the Commonwealth of Massachusetts, which may be necessary or proper to affect the merger.


Votes for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets must have a left-hand margin 1 inch wide for binding. Only one side should be used.

     5. The effective date of the merger as specified in the vote set out under Paragraph 4 is upon filing with the Secretary of State of Massachusetts.


     IN WITNESS WHEREOF and under the penalties of perjury we have hereto signed our names this 26th day of July, 1988.


                                              /s/ GRAHAM C.C. MILLER  President*
                                              ----------------------
                                              Graham C.C. Miller


                                              /s/ RICHARD M. HARTER       Clerk*
                                              ---------------------
                                              Richard M. Harter


*Delete the inapplicable words. In case the parent corporation is organized under the laws of a state other than Massachusetts these articles are to be signed by officers having corresponding powers and duties.

                        COMMONWEALTH OF MASSACHUSETTS

            ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS

                    (General Laws, Chapter 156B, Section 82)


     I hereby approve the within articles of merger of parent and subsidiary corporations and, the filing fee in the amount of $200.00 having been paid, said articles are deemed to have been filed with me this 26th day of July, 1988.


                                                   /s/ MICHAEL J. CONNOLLY
                                                   -----------------------------
                                                      MICHAEL JOSEPH CONNOLLY
                                                         Secretary of State


                         TO BE FILLED IN BY CORPORATION
                        Photo Copy of Merger To Be Sent

                 TO:
                        Karl W. Saur, Esq.
                        Bingham, Dana & Gould
                  --------------------------------------------
                        150 Federal Street
                  --------------------------------------------
                        Boston, MA 02110
                  --------------------------------------------
                  Telephone  (617) 951-8000
                           -----------------------------------

                                                   Copy Mailed

                       THE COMMONWEALTH OF MASSACHUSETTS

                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                        MICHAEL JOSEPH CONNOLLY, Secretary
                ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

                                                          FEDERAL IDENTIFICATION
                                                          NO.  04-2594045
                                                               -----------------

                             ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72


We, Graham C.C. Miller and John J. Arcari, President and Assistant Clerk of

                                LTX Corporation
--------------------------------------------------------------------------------
                          (EXACT Name of Corporation)

located at: LTX Park at University Avenue, Westwood, MA  02090
           ---------------------------------------------------------------------
                      (MASSACHUSETTS Address of Corporation)

do hereby certify that these ARTICLES OF AMENDMENT affecting Articles
NUMBERED:
                                       3
--------------------------------------------------------------------------------
        (Number those articles 1,2,3,4,5 and/or 6 being amended hereby)



           of the Articles of Organization were duly adopted at a meeting held on December 11, 1990, by vote of:

  9,040,039 shares of Common Stock out of 11,865,805 shares outstanding,
-------------           ----------------        ------------
                 type, class & series (if any)

being at least a majority of each type, class or series outstanding and entitled to vote thereon: (1)

VOTED: That Section 3 of the Corporation's Articles of Organization be hereby amended to read in its entirety as follows:

          3. The total number of shares and the par value, if any, of each class of stock which the Corporation is authorized is as follows:

      (1)  For amendments adopted pursuant to Chapter 156B, Section 70.
      (2)  For amendments adopted pursuant to Chapter 156B, Section 71.

          Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left-hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

               WITHOUT PAR VALUE STOCKS
  TYPE            NUMBER OF SHARES
---------         ----------------
COMMON:

PREFERRED:



               WITH PAR VALUE STOCKS
  TYPE            NUMBER OF SHARES     PAR VALUE
---------         ----------------     ---------
COMMON:               25,000,000          $0.05

PREFERRED:                                  -

CHANGE the total authorized to:


              WITHOUT PAR VALUE STOCKS
  TYPE            NUMBER OF SHARES
---------         ----------------
COMMON:

PREFERRED:


               WITH PAR VALUE STOCKS
  TYPE            NUMBER OF SHARES     PAR VALUE
---------         ----------------     ---------
COMMON:               50,000,000          $0.05

PREFERRED:            NONE                  -

       Without Par Value                               With Par Value
       -----------------                               --------------
Class of Stock    No. of Shares        No. of Shares      Par Value          Amount
--------------    -------------        -------------      ---------        ----------
Preferred              None              None

Common                 None              50,000,000        $0.05           $2,500,000


The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The
General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date. EFFECTIVE DATE: Date of Filing
                      --------------

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 28th day of January, in the year 1991.

                           /s/ GRAHAM C.C. MILLER               President
                           -----------------------
                           Graham C.C. Miller

                           /s/ JOHN J. ARCARI                    Assistant Clerk
                           -----------------------
                           John J. Arcari

                       THE COMMONWEALTH OF MASSACHUSETTS


                             ARTICLES OF AMENDMENT

                     GENERAL LAWS, CHAPTER 156B, SECTION 72


      I hereby approve the within articles of amendment and, the filing fee in the amount of $25,000.00 having been paid, said articles are deemed to have been filed with me this 29th day of January, 1991.


                            /s/ MICHAEL JOSEPH CONNOLLY

                              MICHAEL J. CONNOLLY
                               Secretary of State

TO BE FILLED IN BY CORPORATION

PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT

TO:


Pamela A. Keating, Esq.

LTX Corporation
---------------------------------------
LTX Park at University Avenue
---------------------------------------
Westwood, MA  02090
---------------------------------------

Telephone: 617-461-1000, extension 5417
          -----------------------------

                       THE COMMONWEALTH OF MASSACHUSETTS

                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                        MICHAEL J. CONNOLLY, SECRETARY
                ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

                                                          FEDERAL IDENTIFICATION
                                                          NO.  04-2594045
                                                               -----------------
                             ARTICLES OF AMENDMENT
                     GENERAL LAWS, CHAPTER 156B, SECTION 72


We Graham C. C. Miller and Pamela A. Keating, President and Clerk of

                                LTX Corporation
--------------------------------------------------------------------------------
                          (EXACT Name of Corporation)

located at: LTX Park at University Avenue, Westwood, MA 02090
            --------------------------------------------------------------------
                     (MASSACHUSETTS Address of Corporation)

do hereby certify that these ARTICLES OF AMENDMENT affecting Articles
NUMBERED: 3
         ---

--------------------------------------------------------------------------------
        (Number those articles 1,2,3,4,5 and/or 6 being amended hereby)

 of the Articles of Organization were duly adopted at a meeting held on December 14, 1993, by vote of:


 20,734,064 shares of Common Stock out of 24,893,312 shares outstanding,
-----------                               ----------
                         type, class & series, (if any)


            being at least a majority of each type, class or series outstanding and entitled to vote thereon:


VOTED: That Section 3 of the Corporation's Articles of Organization be hereby amended to read in its entirety as follows:

        3. The total number of shares and the par value, if any, of each class of stock which the Corporation is authorized is as follows:


           (1)  For amendments adopted pursuant to Chapter 156B, Section 70.
           (2)  For amendments adopted pursuant to Chapter 156B, Section 71.

          Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left-hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:


    WITHOUT PAR VALUE STOCKS                       WITH PAR VALUE STOCKS

---------------------------------    ---------------------------------------------
      TYPE       NUMBER OF SHARES          TYPE      NUMBER OF SHARES    PAR VALUE
---------------------------------    ---------------------------------------------
COMMON:                None          COMMON:            50,000,000         $0.05



PREFERRED:             None          PREFERRED:            None              -




CHANGE the total authorized to:


     WITHOUT PAR VALUE STOCKS                      WITH PAR VALUE STOCKS

---------------------------------    ---------------------------------------------
      TYPE       NUMBER OF SHARES          TYPE      NUMBER OF SHARES    PAR VALUE
---------------------------------    ---------------------------------------------
COMMON:                None          COMMON:           100,000,000         $0.05



PREFERRED:             None          PREFERRED:            None              -





        Without Par Value                          With Par Value
        -----------------                          --------------

Class of Stock     No. of Shares         No. of Shares   Par Value    Amount
--------------     -------------         -------------   ---------    ------
  Preferred             None                  None

  Common                None              100,000,000      $0.05    $5,000,000



      The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date. LATER EFFECTIVE DATE: Date of Filing
                 --------------

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 7th day of January, in the year 1994.

            /s/ GRAHAM C. C. MILLER               President
            -----------------------
            Graham C. C. Miller

            /s/ PAMELA A. KEATING                 Clerk
            -----------------------
            Pamela A. Keating

                       THE COMMONWEALTH OF MASSACHUSETTS


                             ARTICLES OF AMENDMENT

                     GENERAL LAWS, CHAPTER 156B, SECTION 72

                     ======================================

       I hereby approve the within articles of amendment and, the filing fee in the amount of $50,000 having been paid, said articles are deemed to have been filed with me this 27th day of January, 1994.

                           /s/ MICHAEL JOSEPH CONNOLLY
                           --------------------------
                              MICHAEL J. CONNOLLY
                               Secretary of State


TO BE FILLED IN BY CORPORATION

PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT

TO:  Joseph A. Hedal, Esq.
     LTX Corporation
     ------------------------------------------
     LTX Park at University Avenue
     ------------------------------------------
     Westwood, MA 02090
     ------------------------------------------
     Telephone:  (617) 461-1000, extension 5478
                 ------------------------------